© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Morgan Stanley US Financials, Payments, & CRE Conference Tim Spence President and Chief Executive Officer June 14, 2023

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 1Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA (where applicable), FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Why Fifth Third Continually investing for long-term outperformance regardless of the environment Through the cycle discipline throughout the bank – liquidity/deposits, credit, rates, expenses, and capital management Focused on consistently generating top quartile profitability among peers Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3 Positioned to perform the best in the most difficult times

We have grown our high-quality deposit franchise through multi-year investments

Select investments

Branch network

- Consistent investments in **high-growth, mid-sized metro markets** primarily in the Southeast
- **Added 80+ branches since 2017** (#2 among U.S. banks within footprint)
- **Customer-centric** "NextGen" branch design

Products

- **Momentum checking** with best-in-class features and a continuous improvement philosophy
- Peer leading **Treasury Management** with balance among legacy, managed services, and embedded payments

Data driven insights

- Award-winning **geospatial capabilities** leveraged for selecting branch locations
- 75+ **AI/ML models** running proprietary MyDay portal / customer recommendation engine, informing direct marketing campaigns, and other deposit initiatives
- Analytically driven market research informing **new product development**

Significantly better product offerings less focused on rate are helping improve the noninterest-bearing mix of deposits


2Q06
5.25% Fed funds
1Q23
5.25% Fed funds
Consumer noninterest-bearing checking accounts
As a % of total consumer checking accounts
~60%
~85%
Treasury management fees¹
As a % of noninterest revenue
6%
13%
Noninterest-bearing deposits as a % of total core deposits
21%
32%

Expect investments throughout deposit franchise to result in durable competitive advantages and improved noninterest-bearing mix compared to last time the Fed funds was at 5.25%[2]

4

© Fifth Third Bancorp | All Rights Reserved

¹Commercial segment service charges on deposits as a % of noninterest revenue; ²See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures

© Fifth Third Bancorp | All Rights Reserved 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Our deposit franchise stands out favorably among peers 5 Only bank among peers to increase deposits since 2Q22 Note: Banks impacted by M&A excluded from analysis ACH Credit receive / Consumer Deposits A C H D e b it s e n d / C o m m e r c i a l D e p o s it s 2022 ACH data from NACHA; deposit balances as of 4Q22 High percentage of operating deposit relationships in both commercial and consumer Period-end total deposits; indexed to 100 85 90 95 100 105 2Q22 3Q22 4Q22 1Q23 +1% cumulative increase Fed H.8 (4%) cumulative decrease Peer median (6%) cumulative decrease

Consistent and focused investments in the Consumer deposit franchise

Presence

#4 in deposit share[1]
#1 excluding banks >$1T

- **#2 in FITB Midwest MSAs[1]**
- **#6 in FITB Southeast MSAs[1]**

- 90%+ of branches added since 2017 are in the Southeast
- NextGen design in >95% of new builds

Significant market share gains in high-growth Southeast MSAs of focus[1]

Locational share rank

	2018	2022	2025E[2]
Nashville, TN	#6	#3	#2
Raleigh-Durham, NC	#15	#8	#4
Charlotte, NC	#5	#4	#4
Sarasota, FL	#5	#5	#5
Orlando, FL	#7	#7	#6
Tampa, FL	#6	#6	#6
Jacksonville, FL	#9	#8	#7
Greenville, SC	#31	#25	#10

Products

Example: Momentum Banking

- ~1.2 million Fifth Third Momentum households (~50% of total consumer)
- Not just a front book product
- Noninterest bearing checking product, given the other valuable services provided
- Higher primacy and higher retention than previous new-to-bank customers
- Median age of 36, and a ~$9,000 avg. deposit balance

THE DIGITAL BANKER
Digital CX Awards 2022
OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA
WINNER
FIFTH THIRD BANK

Fifth Third Momentum Banking

Process

Example: Customer recommendation engine

- Leveraging AI/ML capabilities to personalize 100+ recommendations
- Gives retail bankers 20-25 personalized, incentive-based offers to support strategic objectives with increased effectiveness
- ~1 billion targeted annual engagement opportunities

Retail Banker MyDay dashboard helping improve productivity ~25%:


Hey, Kimberly! Here is what your day looks like.

Consistent focus has led to 3% annualized organic household growth over the past 5 years

[1]Data sourced from S&P Global Market Intelligence with deposits per branch capped at $250MM per June 2022 FDIC data; Total and Midwest rankings represent deposit market share and Southeast ranking is based on locational share; [2]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures

© Fifth Third Bancorp | All Rights Reserved

6

Commercial deposit franchise led by peer-leading treasury management business

Peer-leading Treasury Management revenue performance

Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total adjusted revenue; 1Q23 LTM[1]



5.0%
Peer 1
4.5%
Peer 2
4.5%
Peer 3
4.3%
Peer 4
3.8%
Peer 5
2.6%
Peer 6
2.5%
Peer 7
2.5%
Peer 8
2.5%
Peer 9
2.4%
Peer 10
2.0%
Peer 11
1.9%
Peer 12
1.3%

Top 10 Ranking in 2022 EY Cash Management Survey[3]

- **#2** of 38 in Coin and currency revenue
- **#2** of 33 in Retail lockbox remittances
- **#4** of 43 in Total check clearing
- **#3** of 45 in Total ACH originations
- **#5** of 35 in Account reconciliations
- **#4** of 39 in Wholesale lockbox remittances
- **#8** of 30 in Controlled disbursement
- **#6** of 30 in Purchasing cards
- **#10** of 33 in Demand deposit accounts

Commercial deposit franchise highlights

- 88% of commercial balances represented by relationships that utilize Treasury Management services (including 73% of uninsured)
- Balanced-weighted relationship age of 24 years
- Median relationship deposit balance of $375K
- 26% FDIC insured[2]
- **Launched Newline™** to accelerate embedded payments capabilities which will add to commercial **deposit growth**

newline™ by Fifth Third

Expect balanced future state TM business revenue contributions[4]

Led by Expert AP, Expert AR, and Cash Logistics

- *Digitize and automate manual "order-to-cash" and "procure-to-pay" processes for clients*
- *Expect mid-to-high single digits annual growth, reflecting acquisition of BD Healthcare*

BIG DATA HEALTHCARE



Managed Services
Embedded Payments
Legacy TM

Expect legacy TM growth to be consistent with nominal GDP

Launch of Newline™ to accelerate embedded payments business

- *Expect growth to accelerate in 2024 and beyond, reflecting acquisition of Rize Money*

RIZE

7

© Fifth Third Bancorp | All Rights Reserved

[1]Source: Company filings; [2]Insured by FDIC product type; [3]Source: Rankings are based on data provided by survey participants in the 2022 Cash Management Services Survey administered by EY; [4]Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

Rize acquisition accelerates long standing embedded payments capabilities

Combining over a decade of embedded payments expertise with acquisition of Rize Money to form Newline™ by Fifth Third

2009 Post FTPS (Vantiv) spinoff	2019 Post MB Financial acquisition	2022	Rize Money acquisition (2023)	Launch of Newline™ (2023) to deliver innovative solutions and further accelerate growth of new quality relationships
Originating depository financial institution ACH / Wire processing		Deposit Account Solutions		
		RTP		
Acquirer BIN (bank identification number) sponsorship	Issuing BIN sponsorship	Credit Card BIN sponsorship		

RIZE



newline™ by Fifth Third

- Modern, innovative, and highly-scalable embedded payments product platform
- Large scale suite of payment types (debit, credit, ACH, RTP, wire, FedNow, etc.)
- Allows clients to customize 20 APIs with functionality for 70+ product features
- Differentiated capabilities with a focus on AML/BSA compliance; not just BaaS

Client list includes a broad range of category leaders

Payroll

ADP

Largest domestic payroll provider

Relationship with leading SMB human capital management firm

Consumer Payments

blackbaud

mazooma

Issuing relationship with one of the top 3 core providers in the US

Business Payments

BREX

payroc — *Relationship with leading small business payment provider*

Merchant acquiring

Primary relationship with top 3 domestic provider and 2 of top 4 non-bank acquirers

Embedded payments at-a-glance[1]:

- **Expect FY23 revenue of ~$130MM (incorporated into April 2023 guide)**
- **Expect FY23 deposit growth of ~40% (expect 4Q23 balances of ~$2B)**

Total Revenue



+60% CAGR
2019
2023E

8

© Fifth Third Bancorp | All Rights Reserved

[1]Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

Conservative consumer loan portfolio highly concentrated in super prime borrowers and homeowners

Positive selection characteristics

Prime and Super Prime Focus



Total Consumer portfolio FICO score at origination
3%
18%
16%
63%
750+
720-749
660-719
<660

Additional information:

- Total consumer WA FICO at origination of 765
- ~80% of Consumer portfolio has a 720+ FICO
- Minimized impact of stimulus-related FICO score warping (0 to 20 points; average 5) by underwriting to trended scores, using internal models, and tightening underwriting standards

Median FITB customer deposit balance compared to 3 years ago[1]



~25%
~(5%)
FICO 720+
FICO <720

Homeowners



Total Consumer portfolio as of 1Q23
~15%
~85%
Homeowners
Renters

- ~85% of total consumer portfolio balances represented by homeowners (U.S. homeownership rate of ~66%)
- ~75% of Auto and Card balances represented by homeowners
- Thesis: consumers who largely locked in historically low fixed-rate mortgage payments will be better able to offset inflationary pressures



~20%
~(20%)
Homeowners
Renters

© Fifth Third Bancorp | All Rights Reserved

[1] April 2023 vs. April 2020

9

Disciplined client selection and well-diversified commercial portfolio to achieve strong credit results through the cycle

Disciplined client selection throughout commercial

- Underwriting standards have been tightened since early 2020 with lower exceptions; **90% of total commercial portfolio has been underwritten** (or re-underwritten) **since Jan 2020**
    - Credits stressed on a +200 bps rate scenario vs. the forward curve (was +100 bps in 2021)
- Focused corporate banking coverage on targeted industry verticals with specialized coverage, underwriting, and risk support
- Criticized asset ratio stable over past several quarters

Well diversified commercial portfolio

Commercial portfolio balances by NAICS code



$77B
15%
14%
13%
8%
8%
7%
6%
6%
4%
5%
4%
10%
Real Estate
Manufacturing
Financial Services & Insurance
Business Services
Health Care
Wholesale Trade
Retail Trade
Accommodation & Food
Mining
Communication & Information
Construction
Other

Have maintained lowest CRE concentration among peers; office had already been de-emphasized for several years

- ~70% of mortgage CRE is amortizing

CRE as a % of total loans[1]



13%
14%
14%
15%
16%
16%
17%
21%
22%
30%
33%
36%
41%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Minimal non-owner-occupied office CRE with strong credit quality

- Office CRE of $1.6B represents 1.3% of total loans
- LTV range of 55 – 60% at origination; focus on disciplined regional and national clients with longstanding relationships
- Average commit of $9.5MM; conservative underwriting limiting amount of credit extended
- 0.01% delinquency rate; net recovery of (0.01%) over the LTM ended 1Q23
- Currently not pursuing new Office CRE originations

[1] Source: Regulatory filings

© Fifth Third Bancorp | All Rights Reserved

10

© Fifth Third Bancorp | All Rights Reserved Net interest income 1 Noninterest income 1 up 2 – 3% Noninterest expense 1 down 8 – 9% down ~1% (1Q23 baseline: $1.522BN) (1Q23 baseline: $723MM) (1Q23 baseline: $1.319BN) Net charge-off ratio 25 – 35 bps 1 Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q23 earnings release. Please see cautionary statements on page 2 Total revenue 1 stable (1Q23 baseline: $2.249BN; Includes securities g/l) (including HFS) Avg. loans & leases stable to up 1% Current expectations 2Q23 compared to 1Q23 11 assumes a 25 basis point rate hike in May 2023 Allowance for credit losses expect ~$100MM build As of 4/20/23 As of 6/13/23 up 2 – 3% down 8 – 9% down 4 – 5% 25 – 35 bps down 2 – 3% stable assumes stable Fed funds through the remainder of the quarter expect ~$100MM build Assuming no change to Moody’s economic scenario Avg. total deposits stable to up 1% stable Expect FY23 NII growth of 3 – 5% (FY22 baseline: $5.625BN)

© Fifth Third Bancorp | All Rights Reserved 12 Appendix

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 13 Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center $165MM in lending, investments, and philanthropy towards Empowering Black Futures Neighborhood Investment Program 3 $1.4BN provided in community development lending and investment in 2022 ~$39MM in charitable donations to support communities ~118K hours of community service “Outstanding” rating on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of Currency $20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase Up to 7% 401(k) employer contribution with 80% participation ~776K hours of training (40 hours average / FTE) Decrease in overall turnover from 21.2% in 2021, to 21.0% in 2022 New flexible PTO policy including volunteer paid time away for full-time (8 hours) and part-time (4 hours) employees 12MM customer outreach calls, continuing our heightened connection to the customer 3.1% YoY consumer household growth compared to 1Q22 Low reliance on punitive consumer fees, with $13MM in NSF fees eliminated and $39MM in overdraft fees avoided with Extra Time ® $27BN deposited up to 2 days early with Early Pay® $26MM in consumer cash back rewards with 5/3 Cash/Back cards $2.9BN in lending, investments, financial accessibility and philanthropy towards $2.8BN AREEI initiative 1,2 36% board diversity 5 58% women; 28% persons of color in workforce >99% pay equity for women and minorities 8 $120MM Tier 1 diverse supplier spend, 11% of net addressable spend ~1K members in employee Sustainability Business Resource Group as of May 2023 ~$30BN in sustainable financing towards $100BN goal 1 285 due diligence reviews for sensitive sectors in compliance with E&S Risk Management Framework 4 50% reduction in Scope 1 and 2 GHG emissions since 2014 100% renewable energy purchased since 2019 Achieved carbon neutrality in our operations since 2020 6 $500MM inaugural Green Bond issued in October 2021 7 Fifth Third is committed to supporting customers, communities and employees Data is for fiscal year 2022, unless otherwise noted; 1 Data is through 3/31/2023; 2 Three-year $2.8BN commitment to Accelerate Racial Equity, Equality and Inclusion initiative timeframe is from 1/1/21 – 12/31/23; 3 Data is through 4/30/2023; Three-year $180MM Empowering Black Futures Neighborhood Investment Program is from 6/1/21 – 5/31/24; 4 9/23/2020 - 3/31/2022. The Environmental and Social Risk Management Framework (previously Environmental and Social Policy) can be found at ir.53.com/esg/environment; 5 Data is as of 4/18/23, in terms of ethnicity or gender; 6 For Scope 1, Scope 2 and business travel under Scope 3 emissions. Final CO2e emissions will be made available in 2023 following independent verification; 7 Sustainable Bond Report can be found at ir.53.com/esg/Sustainable-Bonds; 8 Refer to the 2021 ESG report for additional details on methodology. Sustainability priorities and metrics

A recognized leader in sustainability among peers

Actions Demonstrating Leadership

$500,000 donated for hurricane relief in Florida
Through Fifth Third Foundation in addition to other assistance programs

Published 3rd ESG report
Available on ir.53.com

Announced 10-year $100BN Environmental & Social Finance Target
Expansion of the original $8BN renewable energy goal achieved in June 2022

Aligned executive compensation to sustainability priorities
Sustainability & Stewardship Assessment modifier in 2023 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which includes the Bank's climate strategy and sustainable finance initiatives

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

Third-party recognitions

"OUTSTANDING" Received highest overall rating possible on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of Currency, including each of the three tests: Lending, Investment, Service.

2023 WORLD'S MOST ETHICAL COMPANIES® ETHISPHERE 4-TIME HONOREE

FTSE4Good

Bloomberg Gender-Equality Index 2022

AMERICA'S MOST RESPONSIBLE COMPANIES 2022 Newsweek statista

THE BEST EMPLOYERS FOR DIVERSITY Forbes 2022 POWERED BY STATISTA

AMERICA'S MOST JUST COMPANIES 2023 — JUST BUSINESS IS BETTER BUSINESS — Proud to be one of America's Most JUST Companies

FORTUNE AMERICA'S MOST INNOVATIVE COMPANIES 2023 statista

Top Workplace In Financial Services
Recognized by Energage in 2022

BankOn
For Express Banking account

HUMAN RIGHTS CAMPAIGN
Perfect 100% Score
Human Rights Campaign Corporate Equity index for seventh consecutive year

MSCI	S&P Global	ESG Risk Rating[2]	CSRHub	SSGA	Refinitiv
ESG Rating	ESG Score		ESG Ranking	R-Factor Score	ESG Combined Score
January 2023	*Corporate Sustainability Assessment*	*January 2023*	*January 2023*	*May 2023*	*January 2023*
A	88rd percentile	Low Risk	90th percentile	Outperformer	A- (79/100)
Upgraded 3 notches	*Top among peers[1]*	*Top quartile among peers[1]*	*Top among peers[1]*	*Top 10-30% among Commercial Banks*	*Top among peers[1]*

[1] Peer Group comprises of Fifth Third's board approved peers; [2] From leading third party ESG data provider.

© Fifth Third Bancorp | All Rights Reserved

14

© Fifth Third Bancorp | All Rights Reserved Footprint is well positioned to benefit from the resurgence of domestic manufacturing and infrastructure spending 1 Source: https://www.whitehouse.gov/invest/; 2 Reshoring Initiative 2022 Data report; 3 Source: U.S. Bureau of Economic Analysis 15 • Footprint is uniquely positioned to disproportionately benefit from resurgence of domestic manufacturing • ~60% of the jobs recently announced related to US manufacturing initiatives are concentrated in Fifth Third’s footprint (compared to Fifth Third’s footprint representing ~27% of US GDP) Poised to extend leadership position US manufacturing jobs announced 2 (in thousands) 7% 10% 11% 11% 14% 17% 18% 18% 19% Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 FITB Manufacturing loans outstanding as a % of C&I loans (as of 1Q23) 6 365 2010 2012 2014 2016 2018 2020 2022 Total announced spending as part of American Rescue Plan, Bipartisan Infrastructure Law, CHIPS and Science Act, and Inflation Reduction Act 1 33% 26% 17%17% 7% FITB FootprintSouthwestNortheastOther statesWest coast Allocation of announced spending by region Mix of GDP by region 3 19% 25%15% 14% 27%

© Fifth Third Bancorp | All Rights Reserved 0.42% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 1Q23 0.26% 0% 2% 4% 6% 8% 1Q04 1Q08 4Q12 1Q20 1Q23 0.48% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 1Q23 0.17% 0% 4% 8% 12% 1Q04 1Q08 4Q12 1Q20 1Q23 Significantly improved credit profile Non-Performing Loans 1 Total Net Charge-Offs 2 Consumer Net Charge-Offs 2 Commercial Net Charge-Offs 2 • Centralized credit underwriting, with strict industry and geography concentration limits • Exited certain CRE segments and have maintained lowest CRE concentration among peers • Improved client selection discipline around borrowers with demonstrated character, experience and access to capital • Focused corporate banking coverage on targeted industry verticals with specialized coverage, underwriting, and risk support • Established a special assets group to manage higher risk assets • Exited $5B in commercial loans given through-the-cycle risk/return requirements • Halted national indirect commercial lease originations (~$2B) • Exited commodity trader lending • Sold residential mortgage TDR portfolio • Changed credit card strategy, focusing on in- footprint prime and super prime transactors 1 Source: S&P Global Market Intelligence; 2 Source: Company filings Select actions taken since the financial crisis: Pre-crisis average: 0.48% Financial crisis average: 2.30% Pre-pandemic average: 0.44% Pre-crisis average: 0.48% Financial crisis average: 2.62% Pre-pandemic average: 0.65% Pre-crisis average: 0.38% Financial crisis average: 2.41% Pre-pandemic average: 0.33% Pre-crisis average: 0.60% Financial crisis average: 2.21% Pre-pandemic average: 0.62% 16

Lowest CRE concentration relative to peers

CRE as a % of total loans[1]


5/3 12.7%
Peer 1 13.5%
Peer 2 14.2%
Peer 3 15.4%
Peer 4 16.1%
Peer 5 16.2%
Peer 6 16.7%
Peer 7 21.0%
Peer 8 22.1%
Peer 9 30.2%
Peer 10 33.1%
Peer 11 36.1%
Peer 12 40.9%

Other CRE as a % of total loans[1]


5/3 3.0%
Peer 1 4.4%
Peer 2 4.8%
Peer 3 5.3%
Peer 4 5.5%
Peer 5 6.4%
Peer 6 7.4%
Peer 7 7.4%
Peer 8 7.5%
Peer 9 8.4%
Peer 10 14.1%
Peer 11 14.1%
Peer 12 15.3%

HVCRE as a % of total loans[1]


Peer 1 0.1%
5/3 0.8%
Peer 2 0.9%
Peer 3 0.9%
Peer 4 1.0%
Peer 5 1.2%
Peer 6 1.2%
Peer 7 1.6%
Peer 8 1.8%
Peer 9 2.3%
Peer 10 2.3%
Peer 11 2.4%
Peer 12 2.4%

Multifamily as a % of total loans[1]


5/3 0.9%
Peer 1 1.5%
Peer 2 2.3%
Peer 3 2.3%
Peer 4 2.7%
Peer 5 3.3%
Peer 6 3.3%
Peer 7 3.5%
Peer 8 4.3%
Peer 9 4.6%
Peer 10 4.8%
Peer 11 5.0%
Peer 12 5.9%

Office CRE as a percentage of total loans[2]


Peer 1 0.8%
Peer 2 1.0%
5/3 1.3%
Peer 3 1.6%
Peer 4 1.7%
Peer 5 1.8%
Peer 6 1.8%
Peer 7 2.1%
Peer 8 2.7%
Peer 9 3.9%
Peer 10 3.9%
Peer 11 4.0%
Peer 12 4.1%

[1] Source: Regulatory filings; Other CRE defined as nonfarm, nonresidential property loans where the primary source of repayment is derived from rental income associated with the property or the proceeds of the sale, refinancing, or permanent financing of the property; [2] Source: Company filings

© Fifth Third Bancorp | All Rights Reserved

17

© Fifth Third Bancorp | All Rights Reserved 7% 5% 31% 8% 8% 12% 12% 9% 14% 12% 15% 15% 20% 14% 19% FY 2012 1Q23 LTM W&AM Commercial banking Commercial deposit fees Card & Processing Other noninterest income Leasing Mortgage banking Consumer deposit fees 42% 47% 37% 31% 21% 22% 4Q12 1Q23 C&I Real estate (Resi; HE; CRE) Other Intentionally diversifying our balance sheet and fee revenue to perform well in any environment • Focused on diversified revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Commercial Banking, Treasury Management, and Card & Processing • Total adjusted fee revenue accounted for ~33% of total adjusted revenue for LTM 1Q23 • Lowest reliance on punitive consumer fees among peers with consumer banking franchises; eliminated $52MM in NSF fees and overdraft fees in 2022 • Continue to assess other opportunities to further improve fee diversification (Treasury Management) 2012 to 1Q23 change in loan mix 2012 to 1Q23 LTM change in noninterest income Adjusted basisPeriod-end 18 Note: Total may not foot due to rounding

Investment portfolio composition as of 3/31/23

Total securities portfolio

AFS portfolio; amortized cost basis; as of 3/31/23



Total securities portfolio
$56B
~30% of interest earning assets
Agency CMBS 52%
Non-agency CMBS 9%

CMBS portfolio is AAA-rated

Agency CMBS

- $29BN portfolio
- ~85% in Fannie/Freddie deals risk weighted at 20% and remaining ~15% are GNMA and risk weighted at 0%
- Same financial backing as a GSE plain MBS deal that us and peers are invested in; unconditional government guarantee for GNMA and conditional government guarantee for Fannie and Freddie

Non-agency CMBS

- $5BN portfolio
- All positions are super-senior AAA rated with 38% WA credit enhancements
- Securities are 20% risk-weighted and are pledgeable to the FHLB
- Underlying loans in our structures have a WA LTV of ~60%
- Our credit risk team analyzes transactions at the underlying property-level, similar to what we do for all our CRE loan commitments
    - Leverage analytical tools with over 40+ years of historical data to stress the securities at an individual property level on a recurring basis, including significant market distress in real estate valuations.

19

© Fifth Third Bancorp | All Rights Reserved

Taking advantage of fintech disruption in healthcare managed services to support our broader strategic growth

Acquisition of Big Data Healthcare to support strategic growth

- Big Data Healthcare - Fintech focused on automated payment reconciliation solutions through intelligent data automation for healthcare providers
- Further advances Fifth Third's digital payments and managed services offerings
- Industry leading, scalable platform replaces the need for highly manual labor and accelerates the revenue value chain for our healthcare clients
- Catalyst to deepening treasury management relationships in our Healthcare vertical
- Expected to be a driver for enhanced fee revenue and operational deposit generation

BIG DATA HEALTHCARE — DATA INTELLIGENCE FOR HEALTHCARE

Fifth Third Healthcare vertical at-a-glance

- Fifth Third Healthcare was stood up in 2008 and is the longest tenured and most mature commercial vertical
- ~$4.4BN[1] in loans as of 3/31/23
- Best in class M&A advisory capabilities
- Consistently improved profitability through lending offerings as well as an increased focus on fee revenue

Healthcare provider revenue cycle management value chain

- Set up medical billing structure
- Enable pre- and point-of-care financial analysis
- Prepare and submit claims to payers
- Manage open medical claims
- Receive and reconcile payments from payers — *Focal point of fintech acquisition*
- Bill patient for balance owed
- Receive and reconcile payments from patients
- Pay refunds owed to patients

20

© Fifth Third Bancorp | All Rights Reserved

[1] Represents balances generated from Fifth Third's National Healthcare Vertical Group.

© Fifth Third Bancorp | All Rights Reserved ($3BN @ 2.25% 1- month LIBOR strike) Cash flow hedges continue to protect NIM 1 EOP notional value of cash flow hedges ($ in billions) Actual Cash flow hedges 1 Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR.; 2 $3BN floors mature on 12/16/2024. Swap protection extends through 2031 ~$125MM uplift starting in 2025 regardless of rate environment 21 Floors Forward starting swaps Existing swaps weighted average receive fix rate (swaps only) 2.37% 2.37% 2.37% 3.32%2.34% 2.34%2.34% 2.35% 2.50% 3.17% 3.19% 3.27% 3.29% 3.44% 2

Balance sheet positioning as of 3/31/23

Commercial loans[1,2,3]

$25.0BN fixed [3] | $52.2BN variable [1,2]

- 1M based: 44% [7,12]
- 3M based: 7% [7,12]
- Prime & O/N based: 15% [7,12]
- Other based: 2% [7,10,12]
- Weighted avg. life: 1.9 years [1,3]



4%
7%
15%
74%

C&I	28% Fix | 72% Variable
Coml. mortgage	43% Fix | 57% Variable
Coml. construction	28% Fix | 72% Variable
Coml. lease	100% Fix | 0% Variable

Consumer loans[1]

$38.3BN fixed | $7.3BN variable [1]

- 1M based: 1% [8,12]
- 12M based: 1% [8,12]
- Prime: 12% [8]
- Other based: 2% [8,12,13]
- Weighted avg. life: 3.8 years[1]



4%
13%
9%
36%
38%

Auto/Indirect	100% Fix | 0% Variable
Resi mtg.& construction	91% Fix | 9% Variable
Home equity	8% Fix | 92% Variable
Other	81% Fix | 19% Variable
Credit card	41% Fix | 59% Variable

Investment portfolio

- 65% allocation to bullet/ locked-out cash flow securities
- AFS yield: 3.04% [5]
- Effective duration of 5.3[6]
- Net unrealized pre-tax loss: $5.2BN
- 98% AFS[11]



21%
23%
56%

Level 1	97% Fix | 3% Variable
Level 2A	100% Fix | 0% Variable
Non-HQLA/ Other	84% Fix | 16% Variable

Includes $5.1BN non-agency CMBS (All super-senior, AAA-rated securities; 59.9% WA LTV, ~38.0% WA credit enhancement)

Long-term debt[4]

$7.1BN fixed | $5.8BN variable[4]

- 1M based: 0%[9]
- 3M based: 0%[9]
- SOFR based: 45%
- Weighted avg. life: 4.6 years



1% 2%
20%
77%

Senior debt	50% Fix | 50% Variable
Sub debt	71% Fix | 29% Variable
Auto securiz. proceeds	100% Fix | 0% Variable
Other	85% Fix | 15% Variable

- **The information above incorporates the impact of $12BN in active cash flow hedges ($8BN in C&I receive-fixed swaps and $4BN in CRE receive-fixed swaps) and ~$6.0BN fair value hedges associated with long-term debt (receive-fixed swaps).**
- **The impacts of PPP loans (given the expected temporary nature) are excluded**

Note: Data as of 3/31/23; [1]Excludes HFS Loans & Leases.; [2]Fifth Third had $12B of commercial variable loans classified as fixed given the impacts of $8BN in C&I receive-fix swaps and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; Excludes$3BN in out-of-the-money floors with a 2.25% 1ML strike currently on the balance sheet; [3]Excludes ~$0.05BN in Small Business Administration Paycheck Protection Program (PPP) loans; [4]Fifth Third had $5.95BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; [5]Yield of the 1Q23 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; [6]Effective duration taxable and non-taxable available for sale portfolio; [7]As a percent of total commercial, excluding PPP loans; [8]As a percent of total consumer; [9]As a percent of par; [10]Includes 12M term, 6M term, and Fed Funds based loans; [11]Excludes equity securities; [12]Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; [13]Includes overnight term, 3M term, 6M term, 12M term and Fed Funds.

© Fifth Third Bancorp | All Rights Reserved

22

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 0.05% 0.13% 0.17% 30-89 Delinquencies 0.15% 0.14% 0.15% 90+ Delinquencies 0.02% 0.02% 0.02% Nonperforming Loans 2 0.44% 0.34% 0.43% 23 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Total commercial portfolio overview Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 1 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 4.7% 4.2% 1.9% 1.4% 0.8% 3.8% 2.9% 1.0% 0.8% 1.1% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 0.07% 0.14% 0.21% 30-89 Delinquencies 0.16% 0.14% 0.17% 90+ Delinquencies 0.02% 0.02% 0.03% Nonperforming Loans 2 0.50% 0.38% 0.49% 24 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Revolving Line Utilization Trend 3 Commercial & industrial overview 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 Total commercial portfolio line utilization. 6.0% 5.5% 2.1% 1.8% 0.9% 4.5% 4.1% 0.6% 1.4% 0.9% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 (0.03%) 0.00% 0.04% 30-89 Delinquencies 0.12% 0.16% 0.04% 90+ Delinquencies 0.01% 0.00% 0.00% Nonperforming Loans 2 0.30% 0.29% 0.29% Commercial real estate overview 25 CRE Mortgage Balance by occupancy CRE Construction Balance by property type Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction Portfolio loans Key statistics Period-end QoQ change Average QoQ change $ in billions 3.6% (0.1%) 2.6% (0.4%) 2.0% 2.0% 1.1% 1.5% 0.8% 1.1% Multifamily Other Retail Hospitality Office Industrial Home Builder Non-Owner Occupied Owner Occupied 1Q22 2Q22 3Q22 4Q22 1Q23 Hospitality 20% Multifamily 19% Office 19% Retail 18% Industrial 6% Other 17% Non-owner occupied property type mix 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 0.25% 0.38% 0.42% 30-89 Delinquencies 0.41% 0.57% 0.44% 90+ Delinquencies 0.09% 0.06% 0.06% Nonperforming Loans 2 0.49% 0.56% 0.57% Weighted average FICO at origination 3 765 765 765 Weighted average LTV at origination 77% 78% 78% Total consumer portfolio overview 26 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1.9% 3.0% 1.3% 1.5% 1.9% 2.7% 2.0% 1.0% 2.0% 1.2% 750+720-749<660 660-719 3% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage & home equity oans, nd ~$80 mi lion of credit loans on book primarily ~15+ years.

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 (0.02%) 0.01% 0.00% 30-89 Delinquencies 0.09% 0.17% 0.10% 90+ Delinquencies 0.08% 0.04% 0.05% Nonperforming Loans 2 0.51% 0.70% 0.73% Weighted average FICO at origination 3 767 765 764 Weighted average LTV at origination 70% 71% 71% Residential Mortgage overview 27 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1.9% 5.2% 1.5% (0.2%) — 4.6% 2.5% 0.2% 0.2% (0.1%) 750+720-749<660 660-719 4% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 (0.07%) 0.02% (0.04%) 30-89 Delinquencies 0.64% 0.74% 0.58% 90+ Delinquencies 0.03% 0.02% 0.03% Nonperforming Loans 2 1.97% 1.66% 1.72% Weighted average FICO at origination 3 764 767 767 Weighted average LTV at origination 68% 67% 67% Home equity overview 28 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change (4.1%) (2.8%) 1.6% 1.7% (0.5%) (4.1%) (0.3%) 2.4% 1.0% (2.0%) 750+720-749<660 660-719 2% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired home equity loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 0.17% 0.32% 0.34% 30-89 Delinquencies 0.62% 0.86% 0.67% 90+ Delinquencies 0.05% 0.00% 0.00% Nonperforming Loans 2 0.13% 0.18% 0.16% Indirect secured consumer overview 29 Portfolio FICO score at origination Includes primarily RV & Marine $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1% 4.8% 0.6% (2.8%) (1.3%) 0.4% 3.8% (2.3%) (2.2%) (0.6%) (0.4%) 750+720-749<660 660-719 Weighted average FICO at origination 3 768 768 767 Weighted average LTV at origination 88% 88% 88% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1Q22 4Q22 1Q23 NCO ratio 1 3.13% 2.85% 3.43% 30-89 Delinquencies 1.01% 1.12% 1.02% 90+ Delinquencies 0.83% 0.96% 1.02% Nonperforming Loans 2 1.36% 1.44% 1.65% Credit card overview 30 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change (2.8%) 0.8% 3.1% 2.2% (0.8%) (4.3%) 4.3% 0.4% 5.9% (6.0%) Weighted average FICO at origination 3 741 743 743 4% Period-endAverage 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ yea s.